Exhibit 10.3

Party A: Fujian Jinjiang Aierda Shoe Plastics Company, Ltd
Party B: Quanzheng Quan'an Labor Service Company, Ltd

Contract #: AR20111201001

After mutual negotiation and on the basis that Party B will provide labor employment services to Party A, this agreement was reach based on the principles of equality and mutual trust and the terms are as follows:

1.	Term:

	a.	Party B will provide a number of temporary workers for Party A, and the number will be calculated based on the actual arrival to the factory, prior to which a list of names will be sent to Party A

	b.	According to the contract, Party B will send to Party A according to Party A's requirement (the exact number of workers will be determined by both parties according to the requirement), at a pre-determined date. The term of corporation is from 01/01/2011 to 12/31/2011 for a period of 1 year.

2.	Staff requirement:

	a.	The staff that Party B sends to Party A must meet the following requirements:

		i.	Age 16 or over, no disabilities, no infection diseases, with true and accurate ID, proof of residency and a copy of Hukou certificate

		ii.	Responsible, independent working abilities, good teamwork spirit, understand Mandarin, healthy and can handle shifts

		iii.	Education requirement: Elementary school and above, no major requirement, no eyesight requirement

	b.	The staff sent by Party B shall complete a health check beforehand and can provide a health certificate by local hospitals

	c.	The staff provided by Party B shall carry out all rules and regulations of Party A and support Party A's company image.

3.	Position: Party A can adjust Party B's position in the Company according to the requirements of the production situation and staff's personal situation

4.	Compensation: Method of calculation (according to the recruitment advertisement provided by the Company)

	a.	Internship: compensation is according to units of production, which is confirmed on-site. The working time shall be according to Party A's rules. If additional 1 or 2 hours of overtime is needed, management shall talk to staff first and receive consent. Party B's staff shall follow Party A's arrangement and if there's special needs or situation, shall talk to Party A first.

	b.	Party A shall fully pay the salary upon receiving the invoice provided by Party B, and shall wire the amount into the bank account designated by Party B, or Party B can pay the staff by cash with the presence of Party A's representative,

5.	Production management:

	a.	During the production, if it's found that there's a serious violation of Party A's rules and regulations, Party A has the right to impose certain punishment according to relevant rules and regulations. If it's severe, Party A has the right to return the staff to Party B, after sending explanations to Party B.

	b.	Party B shall assist with Party A in managing the staff and monitor any improper behavior. Party A can impose punishment to the staff according to Party A's regulation during the period when the staff is working at Party A's factory

	c.	If Party B's staff has some serious illness during the period, it shall provide the evidence from the hospital, and Party A can return the staff to Party B and pay compensation according to the calculation method.

6.	Rights and obligations of Party A

	a.	Party A can give some training to the staff sent by Party B

	b.	Party A shall pay appropriate compensation to the staff sent by Party B on the timely manner according to the contract

	c.	Party A shall ensure the working environment safety where the staff sent by Party B will work in

	d.	The staff can't terminate the contract on his own. A written notice shall be submitted one week ahead and shall be approved by Party A.

	e.	After the term, Party A shall assist in the evaluation of the staff

	f.	If the following happens, Party A can return the staff to Party B. After the return, Party A shall have no further obligations:

		i.	Severe violation of company rule and regulations; violation of laws

		ii.	Severe negligence and incompetency

		iii.	Using false ID or other people's ID

		iv.	Illness (due to personal reasons that are irrelevant to Party A)

7.	Rights and obligations of Party B

	a.	The information of the staff provided by Party B shall be true and correct

	b.	During the process of interview, health check, reporting and commencement of job, Party B shall appoint 1-3 people to assist Party A for the process.

	c.	Party B shall check up with the staff's situation constantly and collect any thoughts or difficulty reported by the staff to provide moral support and communicate with the staff. Party B shall provide the feedback to Party A, vice versa.

	d.	If any accident happens during the work, Party B shall assist Party A for the follow-up.

	e.	Party B shall not interfere with Party A's operations by any means, or incur any communications or partnerships that are against the interest of Party A.

8.	Important agreements:

	a.	If Party B fails to abide by the terms in the contract, Party A has the right to terminate the contract, ask Party B to withdraw its staff and take up relevant cost; Any undecided matters shall come in the form of supplement agreements that bear the same power as this contract.

b.	The contract is effective upon the signing by both parties, with two copies and each party having one. During the term, if any party would like modification, it shall be approved by both parties.

c.	Both parties shall keep the business secrets for each other and shall not by any chance provide other with Party A or Party B's business secrets; Both parties shall not contact directly with business partners of each other for direct corporation. If there's a violation, compensation shall be made (amount=3*200/person*total number of staff provided by Party B).

d.	Resolution of conflict: Both parties shall negotiate for a solution of one parties wants to terminate or violate the terms in the contract. If not resolved by negotiation, it can be solved through processes according to relevant laws.

Party A: Dake (Fujian) Sports Goods Company, Ltd
Party B: Quanzheng Quan'an Labor Service Company, Ltd

Contract #: DK20110201001

After mutual negotiation and on the basis that Party B will provide labor employment services to Party A, this agreement was reach based on the principles of equality and mutual trust and the terms are as follows:

1.	Term:

	a.	Party B will provide a number of temporary workers for Party A, and the number will be calculated based on the actual arrival to the factory, prior to which a list of names will be sent to Party A

	b.	According to the contract, Party B will send to Party A according to Party A's requirement (the exact number of workers will be determined by both parties according to the requirement), at a pre-determined date. The term of corporation is from 01/01/2011 to 12/31/2011 for a period of 1 year.

2.	Staff requirement:

	a.	The staff that Party B sends to Party A must meet the following requirements:

		i.	Age 16 or over, no disabilities, no infection diseases, with true and accurate ID, proof of residency and a copy of Hukou certificate

		ii.	Responsible, independent working abilities, good teamwork spirit, understand Mandarin, healthy and can handle shifts

		iii.	Education requirement: Elementary school and above, no major requirement, no eyesight requirement

	b.	The staff sent by Party B shall complete a health check beforehand and can provide a health certificate by local hospitals

	c.	The staff provided by Party B shall carry out all rules and regulations of Party A and support Party A's company image.

3.	Position: Party A can adjust Party B's position in the Company according to the requirements of the production situation and staff's personal situation

4.	Compensation: Method of calculation (according to the recruitment advertisement provided by the Company)

	a.	Internship: compensation is according to units of production, which is confirmed on-site. The working time shall be according to Party A's rules. If additional 1 or 2 hours of overtime is needed, management shall talk to staff first and receive consent. Party B's staff shall follow Party A's arrangement and if there's special needs or situation, shall talk to Party A first.

	b.	Party A shall fully pay the salary upon receiving the invoice provided by Party B, and shall wire the amount into the bank account designated by Party B, or Party B can pay the staff by cash with the presence of Party A's representative,

5.	Production management:

	a.	During the production, if it's found that there's a serious violation of Party A's rules and regulations, Party A has the right to impose certain punishment according to relevant rules and regulations. If it's severe, Party A has the right to return the staff to Party B, after sending explanations to Party B.

	b.	Party B shall assist with Party A in managing the staff and monitor any improper behavior. Party A can impose punishment to the staff according to Party A's regulation during the period when the staff is working at Party A's factory

	c.	If Party B's staff has some serious illness during the period, it shall provide the evidence from the hospital, and Party A can return the staff to Party B and pay compensation according to the calculation method.

6.	Rights and obligations of Party A

	a.	Party A can give some training to the staff sent by Party B

	b.	Party A shall pay appropriate compensation to the staff sent by Party B on the timely manner according to the contract

	c.	Party A shall ensure the working environment safety where the staff sent by Party B will work in

	d.	The staff can't terminate the contract on his own. A written notice shall be submitted one week ahead and shall be approved by Party A.

	e.	After the term, Party A shall assist in the evaluation of the staff

	f.	If the following happens, Party A can return the staff to Party B. After the return, Party A shall have no further obligations:

		i.	Severe violation of company rule and regulations; violation of laws

		ii.	Severe negligence and incompetency

		iii.	Using false ID or other people's ID

		iv.	Illness (due to personal reasons that are irrelevant to Party A)

7.	Rights and obligations of Party B

	a.	The information of the staff provided by Party B shall be true and correct

	b.	During the process of interview, health check, reporting and commencement of job, Party B shall appoint 1-3 people to assist Party A for the process.

	c.	Party B shall check up with the staff's situation constantly and collect any thoughts or difficulty reported by the staff to provide moral support and communicate with the staff. Party B shall provide the feedback to Party A, vice versa.

	d.	If any accident happens during the work, Party B shall assist Party A for the follow-up.

	e.	Party B shall not interfere with Party A's operations by any means, or incur any communications or partnerships that are against the interest of Party A.

8.	Important agreements:

	a.	If Party B fails to abide by the terms in the contract, Party A has the right to terminate the contract, ask Party B to withdraw its staff and take up relevant cost; Any undecided matters shall come in the form of supplement agreements that bear the same power as this contract.

b.	The contract is effective upon the signing by both parties, with two copies and each party having one. During the term, if any party would like modification, it shall be approved by both parties.

c.	Both parties shall keep the business secrets for each other and shall not by any chance provide other with Party A or Party B's business secrets; Both parties shall not contact directly with business partners of each other for direct corporation. If there's a violation, compensation shall be made (amount=3*200/person*total number of staff provided by Party B).

d.	Resolution of conflict: Both parties shall negotiate for a solution of one parties wants to terminate or violate the terms in the contract. If not resolved by negotiation, it can be solved through processes according to relevant laws.